UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2020

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 1, 2020, Endurance International Group Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Razorback Technology Intermediate Holdings, Inc., a Delaware corporation (the “Parent”), and Razorback Technology, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Sub”). The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by the Parent at a price of $9.50 per share of the Company’s common stock, par value $0.0001 (each, a “Share”), in cash, without interest (the “Merger Consideration”), through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of the Parent. The Parent and the Merger Sub are owned by funds managed by affiliates of Clearlake Capital Group, L.P. (collectively, the “Sponsor”). The Company’s Board of Directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended that stockholders adopt and approve the Merger Agreement, and the Company has agreed to hold a stockholders meeting to submit the Merger Agreement to its stockholders for their consideration.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

each Share that is issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company, owned by any subsidiary of the Company, the Merger Sub, the Parent or any other subsidiary of the Parent immediately prior to the Effective Time (all of which will be canceled) and Shares held by any holder who is entitled to, and who has perfected, appraisal rights under Delaware law) will be automatically converted into the right to receive the Merger Consideration;

•

each then-outstanding and unexercised Company stock option shall vest in full and automatically be canceled and converted into the right to receive the excess, if any, of the Merger Consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the Merger Consideration, such stock option will be canceled, without any consideration being payable in respect thereof and have no further force or effect;

•

each Company restricted stock unit that is then outstanding and unvested shall vest in full and automatically be canceled and converted into the right to receive the Merger Consideration (with exceptions for certain of such units granted in 2020 that shall convert into the right to receive cash equal to the Merger Consideration upon the service and vesting terms in such units, subject to certain acceleration); and

•	each Company restricted stock award that is then outstanding and unvested shall vest in full and automatically be canceled and converted into the right to receive the Merger Consideration.

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and the Parent and the Merger Sub, on the other hand. It also contains customary covenants, including covenants providing for each of the Company and the Parent to use its reasonable best efforts to cause the Merger to be consummated, and covenants requiring the Company, among other things, (i) to use commercially reasonable efforts to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in specified types of transactions during such period, and (iii) not to solicit proposals, engage in discussions relating to alternative acquisition proposals or change the recommendation of the Board to the Company’s stockholders regarding the Merger Agreement, in each case except as otherwise permitted by the Merger Agreement, including in connection with the compliance by the Board with its fiduciary duties under applicable law.

Completion of the Merger is subject to customary closing conditions, including (i) approval of the Merger Agreement by the Company’s stockholders, (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of governmental injunctions or other legal restraints prohibiting the Merger. In addition, the obligation of each party to consummate the Merger is conditioned upon, among other things, the accuracy of the representations and warranties of the other party (subject to certain materiality exceptions), and material compliance by the other party with its covenants under the Merger Agreement. The Parent’s obligations under the Merger Agreement are not subject to any financing condition.

The Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement. J.P. Morgan, BofA Securities, Deutsche Bank Securities, and UBS Investment Bank have agreed to provide debt financing for the transactions, subject to the terms and conditions set forth in a debt commitment letter delivered to the Parent. In addition, certain funds managed by affiliates of the Sponsor have delivered an equity commitment letter to the Parent, pursuant to which, upon the terms and subject to the conditions set forth therein, such funds have committed to capitalize the Parent at or prior to the closing of the Merger with the equity contributions. The Merger Agreement requires the Parent to use its reasonable best efforts to arrange and obtain the financing on the terms and conditions described in the equity and debt financing commitments.

The Merger Agreement may be terminated, subject to the terms and conditions of the Merger Agreement: (i) by mutual written consent of the Parent and the Company; (ii) by either the Company or the Parent, if a governmental injunction or other legal restraint prevents the consummation of the Merger; (iii) by either the Company or the Parent, if the requisite vote of the Company’s stockholders has not been obtained; or (iv) by either the Company or the Parent upon the other party’s uncured material breach of any representation, warranty, covenant or agreement under the Merger Agreement. The Merger Agreement may also be terminated (A) by the Parent if the Board fails to recommend or changes its recommendation regarding the Merger, or (B) by the Company, in order to enter into a definitive agreement with respect to a superior proposal, subject to specified limitations. Subject to certain conditions, the Company may terminate the Merger Agreement if, after the marketing period of eighteen consecutive business days has ended (unless waived by the Parent), all of the conditions to the Parent’s obligations to close are satisfied and the Parent fails to consummate the Merger within three Business Days after notice from the Company that the conditions to the Company’s obligations to close have been satisfied.

In addition to the foregoing termination rights, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by April 30, 2021.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company will be required to pay the Parent a termination fee of $37,393,000 (including under specified circumstances in connection with the Company’s entry into an agreement with respect to a superior proposal). The Merger Agreement also provides that the Parent will be required to pay the Company a reverse termination fee of $119,656,000 under certain specified circumstances set forth in the Merger Agreement. The Sponsor has provided the Company with a limited guarantee in favor of the Company guaranteeing the Parent’s obligation to pay the reverse termination fee and certain other payment obligations of the Parent and the Merger Sub pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Parent, the Merger Sub or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company, on the one hand, and the Parent and the Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and the

Parent and the Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, the Parent, the Merger Sub or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01.	Other Events.

Voting Agreement

On November 1, 2020, concurrently with the execution of the Merger Agreement, the Parent entered into a Voting and Support Agreement (the “Voting Agreement”) with certain funds affiliated with Goldman Sachs & Co. LLC and certain funds affiliated with Warburg Pincus LLC, each a stockholder of the Company and collectively beneficially owning approximately 48% of the outstanding voting power of the Company, pursuant to which such stockholders agreed, among other things, to vote Shares aggregating to 36% of the outstanding Shares in favor of the adoption of the Merger Agreement and any matter that would reasonably be expected to facilitate the Merger, and agreed to certain restrictions on their ability to take actions with respect to the Company and such Shares.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Important Additional Information Will Be Filed with the SEC

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. The Proxy Statement will contain important information about the Parent, the Company, the transaction and related matters. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s investor relations website at www.ir.endurance.com or by contacting the Company’s Investor Relations Department at ir@endurance.com.

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2020. As of September 30, 2020, the Company’s directors and executive officers beneficially owned approximately 76,136,334 shares, or 52.8%, of the Company’s common stock. These documents are available free of charge as described above.

Safe Harbor for Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements, such as statements regarding the proposed transaction between the Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Parent’s and the Company’s managements’ future expectations, beliefs, goals, plans or prospects. These statements are based on current expectations of future events, and these include statements using the words such as “will,” “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals; the failure of the purchaser to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction; risks related to diverting management’s attention from the Company’s ongoing business operations, and the outcome of any legal proceedings that may be instituted against the Company or the purchaser related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” in our Annual Report on Form 10-K for the period ended December 31, 2019 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and other reports we file with the SEC. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contemplated in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.endurance.com. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 1, 2020, by and among Razorback Technology Intermediate Holdings, Inc., Razorback Technology, Inc. and the Company.

99.1	Voting and Support Agreement, dated as of November 1, 2020, by and among Razorback Technology Intermediate Holdings, Inc. and the stockholders of the Company listed on the signature pages thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: November 2, 2020

/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer